                                  FORM 8-K/A

                               (AMENDMENT NO. 2)

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 26, 1998



                        CHANNELL COMMERCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)



DELAWARE                                     0-28582                95-2453261
--------                                ---------------             ----------
(State or other jurisdiction         (Commission File No.)       (I.R.S. Employer
of incorporation or organization)                                Identification No.)

                     26040 Ynez Road, Temecula, California
                   (Address of principal executive offices)

                                     92591
                                  (Zip Code)

                                (909) 694-9160
             (Registrant's telephone number, including area code)

Item 7 (b) of the Registrant's Current Report on Form 8-K (filed on May 18, 1998 and amended on July 17, 1998), event date May 1, 1998, is amended to read in its entirety as follows:

Item 7 (b). Pro Forma Financial Information

            Pro forma financial information that would be required pursuant to
            Article 11 of Regulation S-X

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     The following unaudited pro forma condensed balance sheet at March 31, 1998, gives effect to Channell Commercial Corporation's ("Channell") acquisition on May 1, 1998 of all of the outstanding share capital of A.C. Egerton (Holdings) PLC ("Egerton"), a public limited company incorporated in England and Wales, in a transaction accounted for as a purchase business combination ("Egerton acquisition"). Under this method of accounting, the assets and liabilities of the acquired company are recorded at fair value as of the date of the acquisition.

     The following unaudited pro forma condensed combined statements of income for the year ended December 31, 1997, and the three months ended March 31, 1998, have been prepared as if the acquisition had occurred on January 1, 1997.

     The unaudited pro forma condensed combined financial information is based on the consolidated financial statements of Channell giving effect to the Egerton acquisition under the assumptions and adjustments outlined in the accompanying notes to unaudited pro forma condensed combined balance sheet and statements of income. Such pro forma adjustments are based upon available information and upon certain assumptions that the Company's management believes are reasonable under the circumstances. The unaudited pro forma condensed combined balance sheet and statements of income are provided for comparative purposes only and do not purport to represent the results that would have been obtained had the Egerton acquisition occurred on the date indicated or that may be achieved in the future.

     The unaudited pro forma condensed combined balance sheet and statements of income and accompanying notes should be read in conjunction with the consolidated financial statements of Channell contained in Channell's Annual Report on Form 10-K for the year ended December 31, 1997, and Channell's Form 10-Q for the three months ended March 31, 1998, and Egerton's audited consolidated financial statements for the years ended December 31, 1997, 1996 and 1995, for the three months ended March 31, 1998 and 1997 (unaudited), included in the Form 8-K/A. For purposes of the pro forma condensed combined financial statements the accounts of Egerton have been adjusted to reflect the items necessary to reconcile United Kingdom Generally Accepted Accounting Principles ("UK GAAP") to United States Generally Accepted Accounting Principles ("US GAAP") as set forth in Egerton's audited historical financial statements referred to above, and currency amounts in Pounds Sterling have been translated to US Dollars based upon average exchange rates in effect during the respective periods for the unaudited pro forma condensed combined statements of income and the exchange rate in effect as of the date of the unaudited pro forma condensed combined balance sheet.

                        Channell Commercial Corporation
                         Pro Forma Condensed Combined
                                 Balance Sheet
                                March 31, 1998
                                  (Unaudited)
                            (amounts in thousands)


                                   Historical   Historical    Pro Forma     Pro Forma
                                    Channell     Egerton     Adjustments    Combined
                                   ----------   ----------   ------------   ---------
     ASSETS
Cash                                  $ 3,354      $ 4,142     $       -      $ 7,496
Investments                            11,708            -       (10,200)       1,508
Accounts Receivable, Net               10,345        4,630             -       14,975
Inventory                               8,593        4,903             -       13,496
Deferred Income Taxes                     868            -             -          868
Prepaid Expenses                          177            3             -          180
                                      -------      -------     ---------      -------

     CURRENT ASSETS                    35,045       13,678       (10,200)      38,523

Goodwill                                1,615            4        18,872       20,491
Property, Plant and Equipment          15,752        7,539         1,360       24,651
Deferred Income Taxes                     483            -             -          483
Other Assets                              371            -             -          371
                                      -------      -------     ---------      -------

                                      $53,266      $21,221     $  10,032      $84,519
                                      =======      =======     =========      =======

     LIABILITIES AND CAPITAL
Bank Overdraft                        $     -      $ 9,350     $       -      $ 9,350
Accounts Payable                        2,767        2,399             -        5,166
Current Portion of Term Debt              133            -             -          133
Lease Obligations                         226          231             -          457
Accrued Expenses                        1,025        1,062         1,275        3,362
Current Taxes Payable                   1,138          322             -        1,460
                                      -------      -------     ---------      -------

     CURRENT LIABILITIES                5,289       13,364         1,275       19,928

Long-Term Debt                            267           57        16,361       16,685
Lease Obligations                         271            -             -          271
Deferred Income Tax                         -          853             -          853
Capital:
     Common Stock                          92           86           (86)          92
     Paid-in-Capital                   27,991        2,057        (2,057)      27,991
     Retained Earnings                 19,356        4,804        (5,461)      18,699
                                      -------      -------     ---------      -------

                                       47,439        6,947        (7,604)      46,782
                                      -------      -------     ---------      -------

                                      $53,266      $21,221     $  10,032      $84,519
                                      =======      =======     =========      =======

                                                                   Page 35 of 41

                        CHANNELL COMMERCIAL CORPORATION
         Notes to Unaudited Pro Forma Condensed Combined Balance Sheet
                                March 31, 1998
                            (amounts in thousands)


NOTE A.   SOURCES AND USES OF FUNDS


     Sources:
     --------
     Bank borrowings                             $16,361
     Decrease in Channell investments             10,200
     Increase in Channell accrued expenses         1,275
                                                 -------
                                                 $27,836
                                                 =======

     Uses:
     -----
     Purchase of Egerton shares                  $26,561
     Egerton acquisition costs                     1,275
                                                 -------
                                                 $27,836
                                                 =======


NOTE B.   ALLOCATION OF PURCHASE PRICE AND CALCULATION OF GOODWILL


     Purchase of Egerton shares                $ 26,561
     Egerton acquisition costs                    1,275
     Adjustment of property, plant and
      equipment to fair value                    (1,360)
     Egerton book equity                         (7,604)
                                               --------
     Calculated goodwill                       $ 18,872
                                               ========

     The above allocation of the Egerton purchase price is tentative pending completion of fair value determinations for the net assets acquired. The allocation may change with the completion of these determinations.

                        Channell Commercial Corporation
                          Pro Forma Condensed Combined
                              Statement of Income
                          Year Ended December 31, 1997
                                  (Unaudited)
                 (amounts in thousands, except per share data)


                                    Historical    Historical                 Pro Forma       Pro Forma
                                     Channell      Egerton      Combined    Adjustments       Combined
                                    ----------   ------------   --------   --------------   ------------
Net Sales                             $ 59,943      $ 34,145    $ 94,088        $      -       $ 94,088
Cost of Goods Sold                      35,032        22,097      57,129              68 A       57,197
                                      --------      --------    --------        --------       --------

   Gross Margin                         24,911        12,048      36,959             (68)        36,891
Commission Income                          606             -         606               -            606
                                      --------      --------    --------        --------       --------
                                        25,517        12,048      37,565             (68)        37,497

Operating Expenses
   General and
      Administrative                     4,077         7,965      12,042             944 B       12,986
   Selling                               7,251         1,870       9,121               -          9,121
   Research and
      Development                        1,009           435       1,444               -          1,444
                                      --------      --------    --------        --------       --------
                                        12,337        10,270      22,607             944         23,551

      Income from Operations            13,180         1,778      14,958          (1,012)        13,946

Interest Income
   (Expense), Net                          879          (763)        116          (2,003)C       (1,887)
Other Income                                 -           136         136               -            136
                                      --------      --------    --------        --------       --------

    Income Before Income Taxes          14,059         1,151      15,210          (3,015)        12,195

Income Tax Expense
    (Benefit)                            5,589           330       5,919            (801)D        5,118
                                      --------      --------    --------        --------       --------

   Net Income                         $  8,470      $    821    $  9,291        $ (2,214)      $  7,077
                                      ========      ========    ========        ========       ========
   Net Income Per Share

       Basic                                                                                   $   0.77 E
                                                                                               ========
       Diluted                                                                                 $   0.76 E
                                                                                               ========

                        Channell Commercial Corporation
                          Pro Forma Condensed Combined
                              Statement of Income
                       Three Months Ended March 31, 1998
                                  (Unaudited)
                 (amounts in thousands, except per share data)

                                    Historical    Historical                        Pro Forma     Pro Forma
                                     Channell       Egerton        Combined        Adjustments    Combined
                                    ----------   -------------   ------------      -----------    ---------

Net Sales                             $ 15,704        $ 6,636       $ 22,340        $    -         $ 22,340
Cost of Goods Sold                       9,290          4,683         13,973            17 A         13,990
                                      --------        -------       --------        ------         --------

   Gross Margin                          6,414          1,953          8,367           (17)           8,350
Commission Income                           80             54            134             -              134
                                      --------        -------       --------        ------         --------
                                         6,494          2,007          8,501           (17)           8,484

Operating Expenses
   General and
      Administrative                     1,404          1,313          2,717           236 B          2,953
   Selling                               2,219            442          2,661             -            2,661
   Research and
      Development                          378            124            502             -              502
                                      --------        -------       --------        ------         --------
                                         4,001          1,879          5,880           236            6,116

      Income from Operations             2,493            128          2,621          (253)           2,368

Interest Income
   (Expense), Net                          152           (244)           (92)         (501)C           (593)
                                      --------        -------       --------        ------         --------

    Income Before Income Taxes           2,645           (116)         2,529          (754)           1,775

Income Tax Expense
    (Benefit)                            1,098              -          1,098          (200)D            898
                                      --------        -------       --------        ------         --------

   Net Income                         $  1,547        $  (116)      $  1,431        $ (554)        $    877
                                      ========        =======       ========        ======         ========
   Net Income Per Share
      Basic                                                                                        $   0.09 E
                                                                                                   ========
      Diluted                                                                                      $   0.09 E
                                                                                                   ========

                        CHANNELL COMMERCIAL CORPORATION
      Notes to Unaudited Pro Forma Condensed Combined Statements of Income Year Ended December 31, 1997, and Three Months Ended March 31, 1998
                             (amounts in thousands)

NOTE A.   DEPRECIATION

     Reflects depreciation expense for increase in carrying value of buildings of $1,360 with an estimated twenty year remaining life.

NOTE B.   AMORTIZATION OF GOODWILL

     Reflects the amortization of goodwill in the amount of $18,872 over an estimated twenty-year life.

NOTE C.   INTEREST EXPENSE

     Reflects interest expense on borrowings in the amount of $16,361 at an interest rate of 8.5% per annum plus the estimated interest income that would have been earned on the investments redeemed in the amount of $10,200, which yielded approximately 6% per annum.

NOTE D.   INCOME TAX BENEFIT

     Reflects income tax benefit, at an assumed rate of 40%, resulting from pro forma interest expense.

NOTE E.   NET INCOME PER SHARE

     Basic net income per share information has been calculated on the basis of 9,237 shares of Channell common stock outstanding throughout both periods. Diluted earnings per share is applicable to the year ended December 31, 1997 only, and the effect of dilutive stock options have been added to reflect 9,291 shares outstanding.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        CHANNELL COMMERCIAL CORPORATION
                                  (Registrant)



Dated:  August 26, 1998                    By: /s/ Gary W. Baker
                                               _________________________________
                                               Gary W. Baker
                                               Chief Financial Officer



                                                                   Page 41 of 41